Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
THIRD QUARTER FISCAL YEAR 2026
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Eric Nierenberg in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held on November 5, 2026 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q3 Fiscal 2026 Summary (Quarter ended October 3, 2026)
•Revenue: $214.9 million
•Net income: $13.9 million, or 6.5% of revenue; non-GAAP net income: $13.9 million, or 6.4% of revenue
•Earnings per diluted share: $2.20; non-GAAP earnings per diluted share: $2.19
•Operating margin and non-GAAP operating margin: 11.1%
•Non-GAAP EBITDA: $27.1 million, or 12.6% of revenue
•Effective tax rate: 34.8%; non-GAAP effective tax rate: 34.9%
•Utilization: 78%
•Consultant headcount at the end of Q3 of fiscal 2026: 1,028, which consists of 163 officers, 606 other senior staff and 259 junior staff
•Cash and cash equivalents: $20.4 million at October 3, 2026
•Revolving credit facility borrowing capacity: $171.9 million at October 3, 2026

Revenue
For Q3 of fiscal 2026, revenue was $214.9 million, compared with revenue of $185.9 million for Q3 of fiscal 2025.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
Officers	163	161	170	164	164
Other Senior Staff	606	581	598	563	567
Junior Staff	259	226	203	232	237
Total	1,028	968	971	959	968
Utilization
For Q3 of fiscal 2026, company-wide utilization was 78%, compared with 77% for Q3 of fiscal 2025.
Client Reimbursables
For Q3 of fiscal 2026, client reimbursables were $21.2 million, or 9.9% of revenue, compared with $17.8 million, or 9.6% of revenue, for Q3 of fiscal 2025.
Selling, General and Administrative (SG&A) Expenses
For Q3 of fiscal 2026, SG&A expenses were $35.4 million, or 16.5% of revenue, compared with $33.7 million, or 18.1% of revenue, for Q3 of fiscal 2025. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.6% of revenue for Q3 of fiscal 2026 and 1.8% for Q3 of fiscal 2025. Excluding these commissions, SG&A expenses were 14.9% of revenue for Q3 of fiscal 2026, compared with 16.3% in Q3 of fiscal 2025.

	Fiscal Quarter Ended
$ in 000’s	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue
SG&A expenses	$35,407	16.5%	$33,725	18.1%
Less: commissions to non-employee experts	3,443	1.6%	3,424	1.8%
SG&A expenses excluding commissions	$31,964	14.9%	$30,301	16.3%
Depreciation & Amortization
For Q3 of fiscal 2026, depreciation and amortization expenses amounted to $3.2 million, or 1.5% of revenue, compared with $3.5 million, or 1.9% of revenue, for Q3 of fiscal 2025.
Forgivable Loan Amortization
For Q3 of fiscal 2026, forgivable loan amortization, including performance award amortization was $15.1 million, or 7.0% of revenue, compared with $11.5 million, or 6.2% of revenue, for Q3 of fiscal 2025.
Share-Based Compensation Expense
For Q3 of fiscal 2026, share-based compensation expense was approximately $1.4 million, or 0.6% of revenue, compared with $1.6 million, or 0.8% of revenue, for Q3 of fiscal 2025.
Operating Income
For Q3 of fiscal 2026, operating income and non-GAAP operating income were $23.9 million, or 11.1% of revenue, compared with $17.2 million, or 9.3% of revenue, for Q3 of fiscal 2025.
Interest Income (Expense), net
For Q3 of fiscal 2026, net interest expense was $2.6 million, or 1.2% of revenue, compared with net interest expense of $1.8 million, or 0.9% of revenue, for Q3 of fiscal 2025.
Foreign Currency Gains (Losses), net
For Q3 of fiscal 2026, net foreign currency gains were $0.1 million, or 0.0% of revenue, compared with net foreign currency gains of $0.8 million, or 0.4% of revenue, for Q3 of fiscal 2025.
Foreign currency gains (losses), net, are comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	October 3, 2026	September 27, 2025	October 3, 2026	September 27, 2025
Tax Provision	$7,437	$4,751	$7,426	$5,518
Effective Tax Rate	34.8%	29.3%	34.9%	28.8%

	Fiscal Quarter Ended
$ in 000’s	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue
Income before provision for income taxes	$21,343	9.9%	$16,224	8.7%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Restructuring and other (1)	—	—%	3,708	2.0%
Foreign currency (gains) losses, net	(59)	—%	(763)	(0.4)%
Non-GAAP income before provision for income taxes	$21,284	9.9%	$19,169	10.3%

GAAP provision for income taxes	$7,437		$4,751
Tax effect on non-GAAP adjustments	(11)		767
Non-GAAP provision for income taxes	$7,426		$5,518

(1) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7 million, comprised of $2.6 million in cash and $1.1 million in non-cash charges.

Net Income
For Q3 of fiscal 2026, net income was $13.9 million, or 6.5% of revenue, or $2.20 per diluted share, compared with net income of $11.5 million, or 6.2% of revenue, or $1.73 per diluted share, for Q3 of fiscal 2025. Non-GAAP net income for Q3 of fiscal 2026 was $13.9 million, or 6.4% of revenue, or $2.19 per diluted share, compared with $13.7 million, or 7.3% of revenue, or $2.06 per diluted share, for Q3 of fiscal 2025.
Non-GAAP EBITDA
For Q3 of fiscal 2026, non-GAAP EBITDA was $27.1 million, or 12.6% of revenue, compared with $24.4 million, or 13.1% of revenue, for Q3 of fiscal 2025.
Constant Currency Basis
For Q3 of fiscal 2026, revenue was $214.9 million, and net income was $13.9 million, or 6.5% of revenue, or $2.20 per diluted share. On a constant currency basis relative to Q3 of fiscal 2025, Q3 of fiscal 2026 revenue would have been higher by $0.3 million at $215.2 million, while earnings per diluted share would have decreased by $0.01. GAAP net income would have remained unchanged.
For Q3 of fiscal 2026, revenue was $214.9 million, and non-GAAP net income was $13.9 million, or 6.4% of revenue, or $2.19 per diluted share. On a constant currency basis relative to Q3 of fiscal 2025, Q3 of fiscal 2026 revenue would have been higher by $0.3 million at $215.2 million, and GAAP net income would have remained unchanged. Non-GAAP earnings per diluted share would have decreased by $0.01, while non-GAAP net income and non-GAAP EBITDA would have remained unchanged.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at October 3, 2026 were $289.6 million, compared with $243.1 million at September 27, 2025. Current liabilities at October 3, 2026 were $333.8 million, compared with $338.6 million at September 27, 2025.
Total Days Sales Outstanding, or DSO, for Q3 of fiscal 2026 was 117 days, consisting of 70 days of billed and 47 days of unbilled. This compares with 115 days reported for Q3 of fiscal 2025, consisting of 70 days of billed and 45 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $20.4 million at October 3, 2026, compared with $22.5 million at September 27, 2025.
Net cash provided by operating activities for Q3 of fiscal 2026 was $74.4 million, compared with net cash provided by operating activities of $36.5 million for Q3 of fiscal 2025.
As of October 3, 2026, there were $75.0 million in borrowings outstanding under CRA’s revolving credit facility. At September 27, 2025, there were $95.0 million in borrowings outstanding under CRA’s revolving credit facility.
Capital expenditures totaled $1.2 million for Q3 of fiscal 2026, compared with $0.7 million for Q3 of fiscal 2025.
CRA did not repurchase any shares under the share repurchase program during Q3 of fiscal 2026. During the fiscal quarter ended September 27, 2025, CRA repurchased approximately 22,000 shares of common stock for $4.0 million.
A quarterly cash dividend of $0.57 per common share, for total dividends and dividend equivalents of $3.6 million, was paid in Q3 of fiscal 2026, compared with a quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.2 million paid in Q3 of fiscal 2025.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the fourth quarters and the years ended January 3, 2026 and December 28, 2024 from its audited financial statements appearing on Form 10-K for the fiscal year ended January 3, 2026, filed with the Securities and Exchange Commission on February 26, 2026. The condensed consolidated statement of cash flow data for the first, second and third quarters of fiscal year 2025, and the first, second, and third quarters of fiscal year 2026 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended January 3, 2026 and December 28, 2024 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2026	2026	2026	2026	2025
Net cash provided by (used in) operating activities	$16,109	$74,403	$(4,424)	$(113,889)	$60,019
Net cash used in investing activities	(6,540)	(1,190)	(1,646)	(2,649)	(1,055)
Net cash provided by (used in) financing activities	(12,637)	(74,028)	(5,158)	131,282	(64,733)
Effect of foreign exchange rates on cash and cash equivalents	972	(227)	174	(458)	1,483
Net increase (decrease) in cash and cash equivalents	$(2,096)	$(1,042)	$(11,054)	$14,286	$(4,286)
Cash and cash equivalents at beginning of period	22,496	21,442	32,496	18,210	22,496
Cash and cash equivalents at end of period	$20,400	$20,400	$21,442	$32,496	$18,210

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2025	2025	2025	2025	2024
Net cash provided by (used in) operating activities	$41,829	$36,547	$5,852	$(79,994)	$79,424
Net cash used in investing activities	(13,404)	(650)	(1,189)	(974)	(10,591)
Net cash provided by (used in) financing activities	(29,738)	(32,292)	(11,875)	79,058	(64,629)
Effect of foreign exchange rates on cash and cash equivalents	(672)	(557)	1,062	797	(1,974)
Net increase (decrease) in cash and cash equivalents	$(1,985)	$3,048	$(6,150)	$(1,113)	$2,230
Cash and cash equivalents at beginning of period	24,481	19,448	25,598	26,711	24,481
Cash and cash equivalents at end of period	$22,496	$22,496	$19,448	$25,598	$26,711

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2026	2026	2026	2026	2025
GAAP net cash provided by (used in) operating activities	$16,109	$74,403	$(4,424)	$(113,889)	$60,019
Forgivable loan advances	100,037	492	19,607	62,367	17,571
Forgivable loan repayments	(1,433)	—	(1,383)	(50)	—
Adjusted net cash flows from operations	$114,713	$74,895	$13,800	$(51,572)	$77,590

Net revenue	$823,670	$214,917	$210,815	$200,975	$196,963

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	2.0%	34.6%	(2.1)%	(56.7)%	30.5%
Adjusted net cash flows from operations as a percentage of net revenue	13.9%	34.8%	6.5%	(25.7)%	39.4%

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2025	2025	2025	2025	2024
GAAP net cash provided by (used in) operating activities	$41,829	$36,547	$5,852	$(79,994)	$79,424
Forgivable loan advances	77,444	29,400	13,507	27,431	7,106
Forgivable loan repayments	(4,406)	(1,333)	—	(600)	(2,473)
Adjusted net cash flows from operations	$114,867	$64,614	$19,359	$(53,163)	$84,057

Net revenue	$731,055	$185,891	$186,878	$181,851	$176,435

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	5.7%	19.7%	3.1%	(44.0)%	45.0%
Adjusted net cash flows from operations as a percentage of net revenue	15.7%	34.8%	10.4%	(29.2)%	47.6%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and non-GAAP adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. The financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
OCTOBER 3, 2026 COMPARED TO SEPTEMBER 27, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue
Revenues	$214,917	100.0%	$185,891	100.0%	$626,707	100.0%	$554,620	100.0%
Costs of services (exclusive of depreciation and amortization)	152,378	70.9%	131,468	70.7%	446,141	71.2%	380,364	68.6%
Selling, general and administrative expenses	35,407	16.5%	33,725	18.1%	105,189	16.8%	101,342	18.3%
Depreciation and amortization	3,239	1.5%	3,487	1.9%	9,911	1.6%	10,428	1.9%
Income from operations	23,893	11.1%	17,211	9.3%	65,466	10.4%	62,486	11.3%

Interest expense, net	(2,609)	-1.2%	(1,750)	-0.9%	(6,574)	-1.0%	(3,975)	-0.7%
Foreign currency gains (losses), net	59	—%	763	0.4%	(30)	—%	(527)	-0.1%
Income before provision for income taxes	21,343	9.9%	16,224	8.7%	58,862	9.4%	57,984	10.5%
Provision for income taxes	7,437	3.5%	4,751	2.6%	20,316	3.2%	16,387	3.0%
Net income	$13,906	6.5%	$11,473	6.2%	$38,546	6.2%	$41,597	7.5%

Net income per share:
Basic	$2.21		$1.74		$6.04		$6.22
Diluted	$2.20		$1.73		$5.98		$6.16

Weighted average number of shares outstanding:
Basic	6,262		6,556		6,374		6,675
Diluted	6,327		6,621		6,441		6,745

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
OCTOBER 3, 2026 COMPARED TO SEPTEMBER 27, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue
Revenues	$214,917	100.0%	$185,891	100.0%	$626,707	100.0%	$554,620	100.0%

Net income	$13,906	6.5%	$11,473	6.2%	$38,546	6.2%	$41,597	7.5%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)(3)	—	—%	3,708	2.0%	1,759	0.3%	(462)	-0.1%
Foreign currency (gains) losses, net	(59)	—%	(763)	-0.4%	29	—%	527	0.1%
Tax effect on adjustments(1)	11	—%	(767)	-0.4%	490	0.1%	(34)	—%
Non-GAAP net income	$13,858	6.4%	$13,651	7.3%	$40,824	6.5%	$41,628	7.5%

Non-GAAP net income per share:
Basic	$2.21		$2.07		$6.40		$6.22
Diluted	$2.19		$2.06		$6.33		$6.16

Weighted average number of shares outstanding:
Basic	6,262		6,556		6,374		6,675
Diluted	6,327		6,621		6,441		6,745

(1) Fiscal year-to-date period ended October 3, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7 million, comprised of $2.6 million in cash and $1.1 million in non-cash charges.
(3) Fiscal year-to-date period ended September 27, 2025 includes restructuring and separation benefits totaling $4.9 million, comprised of $3.8 million in cash and $1.1 million in non-cash charges; net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
OCTOBER 3, 2026 COMPARED TO SEPTEMBER 27, 2025
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue	October 3, 2026	As a % of Revenue	September 27, 2025	As a % of Revenue
Revenues	$214,917	100.0%	$185,891	100.0%	$626,707	100.0%	$554,620	100.0%

Net income	$13,906	6.5%	$11,473	6.2%	$38,546	6.2%	$41,597	7.5%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)(3)	—	—%	3,708	2.0%	1,759	0.3%	(462)	-0.1%
Foreign currency (gains) losses, net	(59)	—%	(763)	-0.4%	29	—%	527	0.1%
Tax effect on adjustments(1)	11	—%	(767)	-0.4%	490	0.1%	(34)	—%
Non-GAAP net income	$13,858	6.4%	$13,651	7.3%	$40,824	6.5%	$41,628	7.5%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	$2,609	1.2%	$1,750	0.9%	$6,574	1.0%	$3,975	0.7%
Provision for income taxes	7,426	3.5%	5,518	3.0%	19,826	3.2%	16,421	3.0%
Depreciation and amortization	3,239	1.5%	3,487	1.9%	9,911	1.6%	10,428	1.9%
Non-GAAP EBITDA	$27,132	12.6%	$24,406	13.1%	$77,135	12.3%	$72,452	13.1%

(1) Fiscal year-to-date period ended October 3, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7 million, comprised of $2.6 million in cash and $1.1 million in non-cash charges.
(3) Fiscal year-to-date period ended September 27, 2025 includes restructuring and separation benefits totaling $4.9 million, comprised of $3.8 million in cash and $1.1 million in non-cash charges; net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	October 3, 2026	January 3, 2026
Assets
Cash and cash equivalents	$20,400	$18,210
Accounts receivable and unbilled services, net	289,574	248,862
Other current assets	40,455	36,057
Total current assets	350,429	303,129

Property and equipment, net	33,323	36,713
Goodwill and intangible assets, net	98,977	100,404
Right-of-use assets	65,334	76,132
Other assets	132,625	112,495
Total assets	$680,688	$628,873

Liabilities and Shareholders’ Equity
Accounts payable	$29,266	$30,177
Accrued expenses	191,259	223,460
Current portion of lease liabilities	18,003	17,223
Revolving line of credit	75,000	34,000
Other current liabilities	20,273	25,169
Total current liabilities	333,801	330,029
Non-current portion of lease liabilities	61,574	76,009
Non-current portion of term loan	72,923	—
Other non-current liabilities	19,649	9,237
Total liabilities	487,947	415,275

Total shareholders’ equity	192,741	213,598
Total liabilities and shareholders’ equity	$680,688	$628,873

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	October 3, 2026	September 27, 2025
Operating activities:
Net income	$38,546	$41,597
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	30,527	26,292
Accounts receivable and unbilled services	(42,534)	(20,231)
Working capital items, net	(70,449)	(85,253)
Net cash used in operating activities	(43,910)	(37,595)

Investing activities:
Purchases of property and equipment, net	(5,485)	(2,813)
Net cash used in investing activities	(5,485)	(2,813)

Financing activities:
Borrowings under credit facility	332,500	132,000
Repayments under credit facility	(216,500)	(37,000)
Payments for debt issuance costs	(1,406)	—
Tax withholding payments reimbursed by shares	(2,155)	(2,862)
Cash dividends and dividend equivalents paid	(11,040)	(10,098)
Repurchase of common stock	(49,303)	(47,149)
Net cash provided by financing activities	52,096	34,891

Effect of foreign exchange rates on cash and cash equivalents	(511)	1,302

Net increase (decrease) in cash and cash equivalents	2,190	(4,215)
Cash and cash equivalents at beginning of period	18,210	26,711
Cash and cash equivalents at end of period	$20,400	$22,496

Noncash investing and financing activities:
(Decrease) increase in accounts payable and accrued expenses for property and equipment	$(11)	$84
Excise tax on share repurchases	$(451)	$(416)
Right-of-use assets obtained in exchange for lease obligations	$885	$8,460
Supplemental cash flow information:
Cash paid for taxes	$15,273	$20,364
Cash paid for interest	$6,367	$3,585
Cash paid for amounts included in operating lease liabilities	$17,318	$17,395